UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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BEN FRANKLIN FINANCIAL, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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May 1, 2015

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Ben Franklin Financial, Inc. The Annual Meeting will be held at our main office, located at 830 East Kensington Road, Arlington Heights, Illinois, at 10:00 a.m., Central Time, on May 27, 2015.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the Annual Meeting we will also report on the operations of Ben Franklin Financial, Inc. Our directors and officers, as well as a representative of Crowe Horwath LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

Our Board of Directors has determined that the election of each of the nominees and the ratification of the appointment of our independent auditors are in the best interest of Ben Franklin Financial, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees and a vote “FOR” the ratification of the appointment of our independent auditor.

Also enclosed for your review is our Annual Report for the year ended December 31, 2014, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

We look forward to seeing you at the meeting.

Sincerely,

C. Steven Sjogren

Chairman of the Board,

President and Chief Executive Officer

BEN FRANKLIN FINANCIAL, INC.

830 East Kensington Road

Arlington Heights, Illinois 60004

(847) 398-0990

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 27, 2015

Notice is hereby given that the Annual Meeting of Stockholders of Ben Franklin Financial, Inc. will be held at the main office of Ben Franklin Bank of Illinois located at 830 East Kensington Road, Arlington Heights, Illinois, on May 27, 2015, at 10:00 a.m., Central Time.

A Proxy Card and Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of four directors;

2.	the ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the year ending December 31, 2015; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned or postponed. Stockholders of record at the close of business on April 28, 2015 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF BEN FRANKLIN FINANCIAL, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

Bernadine C. Dziedzic

Corporate Secretary

Arlington Heights, Illinois

May 1, 2015

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BEN FRANKLIN FINANCIAL, INC.’S 2014 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT www.RRDEZProxy.com/2015/benfranklin.

PROXY STATEMENT

BEN FRANKLIN FINANCIAL, INC.

830 East Kensington Road

Arlington Heights, Illinois 60004

(847) 398-0990

ANNUAL MEETING OF STOCKHOLDERS

May 27, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ben Franklin Financial, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the main office of Ben Franklin Bank of Illinois (“Ben Franklin Bank”) located at 830 East Kensington Road, Arlington Heights, Illinois on May 27, 2015, at 10:00 a.m., Central Time, and all adjournments or postponements of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about May 1, 2015.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments or postponements thereof. Proxies solicited on behalf of the Board of Directors of Ben Franklin Financial, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein and “FOR” the ratification of the appointment of Crow Horwath LLP as our independent registered public accountants for the year ending December 31, 2015.

Proxies may be revoked by sending written notice of revocation to the Secretary of Ben Franklin Financial, Inc., Bernadine V. Dziedzic, at the address shown above, or by filing a duly executed proxy bearing a later date or by following the internet or telephone instructions on the enclosed proxy card or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers a later dated proxy, delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Ben Franklin Financial, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on April 28, 2015 are entitled to one vote for each share then held. As of April 28, 2015, there were 696,339 shares of common stock issued and outstanding.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of April 28, 2015, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers and the Ben Franklin Bank of Illinois Employee Stock Ownership Plan is 830 East Kensington Road, Arlington Heights, Illinois 60004.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1), (2)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders

Ben Franklin Bank of Illinois ESOP	38,972	(2)	5.6%

Stilwell Activist Fund, L.P.
Stilwell Activist Investments, L.P.
Stilwell Partners, L.P.
Stilwell Value LLC
Joseph Stilwell
111 Broadway, 12th Floor
New York, New York 10006	55,000	(3)	7.9%

Ryan Heslop
Ariel Warszawski
Firefly Value Partners, L.P.
FVP GP, LLC
Firefly Management Company GP, LLC
601 West 26th Street, Suite 1520
New York, New York 10001
FVP Master Fund, L.P.c/o DMS House
20 Genesis Close
Grand Cayman, KY1-1108	61,250	(4)	8.8%

Directors and Executive Officers

C. Steven Sjogren, Chief Executive Officer and Chairman of the Board	36,601	(5)	5.2
Robert E. DeCelles, Director	6,875	(6)	1.0
Bernadine V. Dziedzic, Director and Corporate Secretary	7,548	(7)	1.1
Nicholas J. Raino, Director	10,341	(8)	1.5
James M. Reninger, Director	7,864	(9)	1.1
David R. Stafseth, Director	1,500	(10)	*
Mary Beth Stull, Director	4,000	(11)	*
Steven D. Olson, Senior Vice President	5,290		*
Glen A. Miller, Senior Vice President and Chief Financial Officer	11,403	(12)	1.6
Robin L. Jenkins, Senior Vice President and Chief Lending Officer	10,338	(13)	1.5
Angie Plesiotis, Vice President and Marketing and Chief Operations Officer	8,079	(14)	1.2

All directors and executive officers as a group (11 persons)	109,839		15.1%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	Represents shares held in our employee stock ownership plan that have not been allocated to participant accounts. An aggregate of 11,642 shares held in our employee stock ownership plan have been allocated to participant accounts. The trustee will vote the unallocated stock in proportion to the voting instructions received from plan participants with respect to the allocated shares.
(3)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2015 showing ownership as of January 26, 2015.
(4)	Based on a Schedule 13D filed with the Securities and Exchange Commission on February 9, 2015 showing ownership as of January 29, 2015.
(5)	Includes 1,967 shares held in Mr. Sjogren’s account in our employee stock ownership plan, 3,562 held in Mr. Sjogren’s trust, 676 shares held in Mr. Sjogren’s individual retirement account, 3,562 shares held by Mr. Sjogren’s spouse’s trust and 8,548 shares that can be acquired pursuant to stock options within 60 days of the record date.
(6)	Includes 3,562 shares held in Mr. DeCelles’ trust, 890 shares held in Mr. DeCelles’ spouse’s trust and 1,731 shares that can be acquired pursuant to stock options within 60 days of the record date.

(7)	Includes 652 shares held in Ms. Dziedzic’s account in our employee stock ownership plan and 2,244 shares that can be acquired pursuant to stock options within 60 days of the record date.
(8)	Includes 3,562 shares held in Mr. Raino’s trust and 1,731 shares that can be acquired pursuant to stock options within 60 days of the record date.
(9)	Includes 89 shares held by Mr. Reninger’s spouse, 3,740 shares held by a company benefit plan and 1,731 shares that can be acquired pursuant to stock options within 60 days of the record date.
(10)	Includes 1,200 shares held in Mr. Stafseth’s individual retirement plan.
(11)	Includes 4,000 shares held in Ms. Stulls’s individual retirement plan.
(12)	Includes 1,358 shares held in Mr. Miller’s account in our employee stock ownership plan, 1,068 shares held in Mr. Miller’s individual retirement account and 6,055 shares that can be acquired pursuant to stock options within 60 days of the record date.
(13)	Includes 1,488 shares held in Mr. Jenkins’ account in our employee stock ownership plan, 3,486 shares held in Mr. Jenkins’ individual retirement account and 3,918 shares that can be acquired pursuant to stock options within 60 days of the record date.
(14)	Includes 1,077 shares held in Ms. Plesiotis’ account in our employee stock ownership plan, 2,103 shares held in Ms. Plesiotis’ individual retirement account and 3,205 shares that can be acquired pursuant to stock options within 60 days of the record date.

Quorum

The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Limitations on Voting

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Method of Counting Votes

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting, without regard to broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2015.

In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

Participants in the ESOP

Participants in the Ben Franklin Bank of Illinois Employee Stock Ownership Plan (the “ESOP”) will receive a vote authorization form for the plan that reflects all shares the participant may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP Vote Authorization Form is Wednesday, May 20, 2015 at 5:00 p.m. local.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of seven members. Our Bylaws provide that directors are divided into three classes, with one class of directors generally elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. With the recent appointment of two new directors, four directors will be elected at the Annual Meeting to serve until their respective successors shall have been elected and shall qualify. The Governance/Nominating Committee of the Board of Directors has nominated the following persons to serve as directors for three-year terms: C. Steven Sjogren and James M. Reninger, for a two year term: David R. Stafseth, and for a one year term: Mary Beth Stull. Each of Messrs. Sjogren, Reninger, and Stafseth, and Ms Stull is currently a director of Ben Franklin Financial, Inc. Messrs. Sjogren, Reninger, and Stafseth, and Ms. Stull have agreed to serve, if elected, and have consented to being named in this proxy statement.

The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

Name	Position(s) Held With Ben Franklin Financial, Inc.	Age(1)	Director Since(2)	Current Term Expires
NOMINEES

C. Steven Sjogren.	Chief Executive Officer and Chairman of the Board	69	2001	2015
James M. Reninger	Director	69	2001	2015
David R. Stafseth(3)	Director	64	2015	2015
Mary Beth Stull(4)	Director	67	2015	2015

CONTINUING DIRECTORS

Bernadine V. Dziezic	Director and Corporate Secretary	75	1998	2016
Nicolas J. Raino	Director	82	2001	2016
Robert E. DeCelles	Director	82	1996	2017

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Steven D. Olson	Senior Vice President	57	N/A	N/A
Glen A. Miller	Senior Vice President and Chief Financial Officer	57	N/A	N/A
Robin L. Jenkins	Senior Vice President and Chief Lending Officer	60	N/A	N/A
Angie Plesiotis	Vice President and Chief Operations Officer	50	N/A	N/A

(1)	As of December 31, 2014.
(2)	Includes service with Ben Franklin Bank of Illinois and Ben Franklin Financial, Inc.
(3)	Director Stafseth was appointed to the Board of Directors of Ben Franklin Financial, Inc. on January 22, 2015.
(4)	Director Stull was appointed to the Board of Directors of Ben Franklin Financial, Inc. on March 25, 2015.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Governance/Nominating Committee to determine that the person should serve as a director. Each director of Ben Franklin Financial, Inc. is also a director of Ben Franklin Bank of Illinois.

Director Nominees

C. Steven Sjogren served as the Chairman, President and Chief Executive Officer of Ben Franklin Bank from 2002 through 2013. At the end of 2013, Mr. Sjogren became Chairman and Chief Executive Officer of Ben Franklin Bank. In addition, Mr. Sjogren is Chairman, President, and Chief Executive Officer of Old Ben Franklin and New Ben Franklin. Mr. Sjogren has extensive banking experience and served as President and Chief Executive Officer of HomeBanc, Rockford, Illinois from 1981 until 1998 and Regional President of FirstStar Bank until 2000. Mr. Sjogren’s banking experience, service as Chief Executive Officer of the Bank and knowledge of the communities served by the Bank make him a crucial member of the board of directors of New Ben Franklin.

James M. Reninger has been an owner of Whitfield & Reninger, Ltd., a public accounting firm located in Arlington Heights since 1996. He is a certified public accountant with over 30 years of experience. Mr. Reninger’s significant expertise and background with regard to accounting matters provide the board of directors of New Ben Franklin with valuable insight into accounting issues.

David R. Stafseth is a certified public accountant and has been a Director at Barbara J. Pope, P.C., a family office, since 2012. He is also a Vice President of Sedgwick Street Fund, LLC, an investment partnership. From 2008 to 2011, Mr. Stafseth was a Director and Tax Advisor with Vogel Consulting. During his accounting career, he has served varying capacities, from a Tax Partner with KPMG to a Vice President – Tax with Solo Cup Company. Mr. Stafseth joined Ben Franklin Bank’s board of directors in 2014. Mr. Stafseth’s expertise and background with regard to accounting, tax and investment matters provide the board of directors of New Ben Franklin with valuable insight into those areas.

Mary Beth Stull is currently retired. She was the Chairman, President and Chief Executive Officer of Damen National Bank in Schaumburg, IL. She has over 40 years of industry experience and spent her career with Damen National Bank and its predecessors Damen Federal Savings & Loan and Damen Savings & Loan. Ms. Stull’s banking experience provides the board valuable insight into the financial services industry.

Continuing Directors

Bernadine V. Dziedzic is currently the compliance officer and corporate secretary for Ben Franklin Bank. She has been with Ben Franklin Bank since 1998. Ms. Dziedzic’s long term service with the Bank, understanding of the evolving compliance and regulatory issues faced by the Bank, and knowledge of the Bank’s local community make her an invaluable member of the board of directors of New Ben Franklin.

Nicholas J. Raino is currently retired. He was Chairman of the Board of Dale, Smith & Associates, an advertising and marketing firm specializing in financial institutions since 1972. Mr. Raino has served on the boards of three other depository institutions, two of which were publicly traded (Craigin Financial Corp. and Damen Financial Corp). Mr. Raino’s marketing experience with financial institutions offers the board of directors of New Ben Franklin a unique insight into the local financial services industry.

Robert E. DeCelles is currently retired. He was a senior property supervisor with Community Specialist, Inc. from 2002 to 2006. He was employed in the real estate management and development industries for most of his career. From 1999 to 2002, Mr. DeCelles was the President and Chief Executive Officer of Ben Franklin Bank. Mr. DeCelles currently serves as Trustee of the S.E.I.U. Local No. 1 Welfare and Pension Fund. His long term service with the Bank and knowledge of the local real estate management and development industry make him a key member of the board of directors of New Ben Franklin.

Executive Officers Who Are Not Directors

Steven D. Olson has been the President of Ben Franklin Bank since early 2014, previously serving as Senior Vice President, Commercial Banking Officer since October 2012. Mr. Olson also serves as Senior Vice President of New Ben Franklin. Previously, he was President and Chief Executive Officer of Community First Bank, located in Chicago, Illinois from 2004 to 2011 and prior to that he was Executive Vice President at Uptown National Bank of Chicago also located in Chicago, Illinois.

Glen A. Miller has been the Vice President and Chief Financial Officer of Ben Franklin Bank since 2001. At the end of 2013, he was named Senior Vice President and Chief Financial Officer of Ben Franklin Bank. Mr. Miller also serves as Senior Vice President and Chief Financial Officer of Old Ben Franklin and New Ben Franklin. Previously, he was the Assistant Vice President, Financial Reporting and Analysis with Liberty Federal Bank, located in Hinsdale, Illinois from 1997 to 2001.

Robin L. Jenkins has been the Senior Vice President and Chief Lending Officer of Ben Franklin Bank since 2006. Prior to joining Ben Franklin Bank, he was Vice President of Mortgage Banking for Norstates Bank.

Angie Plesiotis has been the Chief Operations Officer and Vice President of Ben Franklin Bank since 2000. Previously, she was Assistant Vice President and Branch Manager at St. Paul Federal Bank.

Board and Committee Independence

Ben Franklin currently has seven directors. The Board has determined that each director, with the exception of Mr. Sjogren and Ms. Dziedzic, is “independent” as defined in the listing standards of the Nasdaq Stock Market, the standard chosen by the board. Mr. Sjogren and Ms. Dziedzic are not independent because each is an executive officer of Ben Franklin Bank. In determining the independence of the directors listed above, the board of directors reviewed accounts that directors and their affiliates had with the Bank, none of which are required to be reported in this proxy statement under the heading “Transactions With Related Persons.” Each director who serves on the Audit Committee, Compensation Committee and Governance/Nominating Committee is “independent” as defined in the listing standards of the Nasdaq Stock Market and applicable SEC regulations for purposes of service on each of such committees.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by C. Steven Sjogren, who is also our Chief Executive Officer. We do not have a lead independent director. We believe our governance structure is appropriate given the relatively small size, limited market area and relatively non-complex operating philosophy of our organization. In addition, we have never engaged in a transaction with any affiliate of Mr. Sjogren. As chief executive officer of our organization, Mr. Sjogren is in a better position than any other director to understand the challenges faced by our organization. As a result, he can recommend solutions and prioritize the agenda for Board action. We understand the risk that an inside Chairman of the Board could theoretically manage the Board agenda to limit the consideration of important issues relating to management. To minimize the potential risk associated with having a joint chairman and chief executive officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our internal controls.

Additionally, at the end of 2013, the Board of Directors of Ben Franklin Bank decided to split the position of Chief Executive Officer and President into two positions to better meet the strategic goals of the Bank. Mr. Sjogren retained the position of Chief Executive Officer responsible for strategic planning while Steven D. Olson, formerly the Senior Vice President of Commercial Lending of Ben Franklin Bank, assumed the position of President. Mr. Olson assumed primary responsibility for supervising our day-to-day operations, and as a result will be able to provide additional insight and perspective in participating with our Chairman and Chief Executive Officer in setting the Bank’s strategic direction and establishing the agenda of the Board of Directors.

The Board of Directors is actively involved in oversight of risks that could affect Ben Franklin Financial, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within Ben Franklin Financial, Inc. and Ben Franklin Bank. Internal and external audits provide further support, identification and management of the risks associated with operating Ben Franklin Financial, Inc. Risks relating to the direct operations of Ben Franklin Bank are further overseen by the Board of Directors of Ben Franklin Bank, who are the same individuals who serve on the Board of Directors of Ben Franklin Financial, Inc. The Board of Directors of Ben Franklin Bank also has additional committees that conduct risk oversight separate from Ben Franklin Financial, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2014, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

Ben Franklin Financial, Inc. has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, and all other employees and directors. The Code of Ethics is available on our website at www.benfrankbank.com.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Ben Franklin Financial, Inc., 830 East Kensington Road, Arlington Heights, Illinois 6004, Attention: Chairman, Governance/Nominating Committee. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Chairman and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Chairman may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Chairman has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of Ben Franklin Financial, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet from time-to-time in executive sessions. The standing committees of the Board of Directors of Ben Franklin Financial, Inc. are the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.

The Board of Directors held 12 regular meetings, two special meetings and one annual meeting during the year ended December 31, 2014. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Reninger (Chairman), Stafseth and Raino, each of whom is “independent” in accordance with applicable Nasdaq listing standards and SEC audit committee rules. The Audit Committee also serves as the audit committee of the board of directors of Ben Franklin Bank. The Board of Directors has determined that Mr. Reninger qualifies as an “audit committee financial expert” as defined under applicable SEC rules because of his experience as a certified public accountant and as a financial institution director. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions. In addition, each Audit Committee member has overseen and assessed the finances and financial reporting of various businesses that they own or with which they have been employed.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.benfrankbank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Ben Franklin Financial, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met four times during the year ended December 31, 2014.

Governance/Nominating Committee. The Governance/Nominating Committee is comprised of Directors Raino (Chairman) and DeCelles, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. The Governance/Nominating Committee operates under a written charter which is available on our Internet website at www.benfrankbank.com. The Governance/Nominating Committee met one time during the year ended December 31, 2014.

The functions of the Governance/Nominating Committee include the following:

•	identifying individuals qualified to become members of the Board of Directors and selecting director nominees to be presented for stockholder approval;

•	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures and considering the submission of recommendations by stockholders for nominees for election to the Board of Directors;

•	reviewing the structure and performance of the Board of Directors and its committees and making recommendations with respect to the Board of Directors and its committees, including size and composition; and

•	making recommendations regarding developing corporate governance guidelines.

The Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Ben Franklin Financial, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Governance/Nominating Committee decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Governance/Nominating Committee would solicit suggestions for director candidates from all board members. In addition, the Governance/Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. In considering director candidates, the Committee will seek persons who, at a minimum, satisfy the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgement;

•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Ben Franklin Financial, Inc. and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq Stock Market corporate governance listing standards. Although the Governance/Nominating Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process. While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Governance/Nominating Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further our role as a community-based financial institution.

In accordance with our Bylaws, a person is not eligible for election or appointment to the Board of Directors: (a) if a financial or securities regulatory agency has issued a cease and desist, consent or other formal order, other than a civil money penalty, against such person, which order is subject to public disclosure by such agency; (b) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; (c) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime; or (d) other than the initial directors appointed in connection with the formation of Ben Franklin Financial, Inc., if such person did not, at the time of his first election or appointment to the Board of Directors, maintain his principal residence within twenty miles of an office of Ben Franklin Financial, Inc. or any subsidiary thereof for a period of at least one year prior to the date of his purported election or appointment to the Board of Directors. No person may serve on the Board of Directors if such person (a) is at the same time, a director, officer, employee or 10% or more stockholder of a bank, savings institution, credit union, mortgage banking company, consumer loan company or similar organization, other than a subsidiary of Ben Franklin Financial, Inc., that engages in business activities or solicits customers, whether through a physical presence or electronically, in the same market area as Ben Franklin Financial, Inc. or any of its subsidiaries, (b) does not agree in writing to comply with all of Ben Franklin Financial, Inc.’s policies applicable to directors including but not limited to its confidentiality policy, and confirm in writing his qualifications hereunder, (c) is a party to any agreement or understanding with a party other than Ben Franklin Financial, Inc. or a subsidiary that (x) provides him with material benefits which are tied to or contingent on the Corporation entering into a merger, sale of control or similar transaction in which it is not the surviving institution, (y) materially limits his voting discretion with respect to the fundamental strategic direction of Ben Franklin Financial, Inc., or (z) materially impairs his ability to discharge his fiduciary duties with respect to the fundamental strategic direction of Ben Franklin Financial, Inc., or (d) has lost more than one election for service as a director of Ben Franklin Financial, Inc. No person may serve on the Board of Directors who is the nominee or representative, as those terms are defined in the regulations of the Board of Governors of the Federal Reserve System, 12 C.F.R §212.2(n), of a company the directors, partners, trustees or 10% stockholders of which would not be eligible for election or appointment to the Board of Directors under the foregoing restrictions. The Board of Directors shall have the power to construe and apply the foregoing provisions and to make all determinations necessary or desirable to implement such provisions.

During the year ended December 31, 2014 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

Procedure for the Recommendation of Director Nominees by Stockholders. The Governance/Nominating Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to us at 830 East Kensington Road, Arlington Heights, Illinois 60004, Attention: Chairman, Governance/Nominating Committee. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Governance/Nominating Committee. Stockholders who wish to recommend a nominee must write to the Company’s Governance/Nominating Committee Chairman and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance/Nominating Committee;

•	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director if elected;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Company’s Board of Directors;

•	An affidavit that the candidate would not be disqualified under applicable provisions of the Bylaws of Ben Franklin Financial, Inc.; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Secretary not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Governance/Nominating Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

It is important to distinguish between the recommendations of nominees by stockholders pursuant to this policy from a nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Ben Franklin Financial, Inc. See “Stockholder Proposals and Nominations.”

Compensation Committee. The Compensation Committee is comprised of Directors Raino (Chairman), Stull and Reninger, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. No member of the Compensation Committee is a current or former officer or employee of Ben Franklin Financial, Inc. or Ben Franklin Bank. The Compensation Committee also serves as the compensation committee of the board of directors of Ben Franklin Bank. The Compensation Committee met two times during the year ended December 31, 2014.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommend to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee also reviews and makes recommendations regarding certain of our other compensation policies, plans and programs. The Compensation Committee will also administers our Equity Incentive Plan and will administer any additional stock-based incentive or compensation plan that we may adopt in the future. During the fiscal year ended December 31, 2014, the Compensation Committee did not engage any compensation consultants to assist it in making compensation related decisions.

The Compensation Committee operates under a written charter which is available on our Internet website at www.benfrankbank.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2014;

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB”) Auditing Standards No. 16, “Communications With Audit Committees”; and

•	We have received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Ben Franklin Financial, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

James M. Reninger, Chair

David R. Stafseth

Nicholas J. Raino

Transactions With Certain Related Persons

In the ordinary course of business, Ben Franklin Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Ben Franklin Bank. We believe that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the board of directors. For the years ended December 31, 2014, we had no loans or other transactions except deposit accounts with directors or executive officers.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer and our three other most highly compensated individuals for the years ended December 31, 2014 and December 31, 2013. Each individual listed in the table below is referred to as a named executive officer.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option Awards ($)	All other compensation(1) ($)	Total ($)
C. Steven Sjogren	2014	105,000	—	—	—	12,453	117,453
Chief Executive Officer	2013	128,300	—	—	—	11,059	139,359

Steven D. Olson	2014	134,167	—	—	—	8,400	142,567
Senior Vice President	2013	125,000	—	—	—	—	125,000

Glen A. Miller	2014	121,134	—	—	—	9,179	130,313
Senior Vice President and Chief Financial Officer	2013	121,134	—	—	—	6,328	127,462

Robin L. Jenkins	2014	131,500	—	—	—	2,038	133,538
Senior Vice President and Chief Lending Officer	2013	131,500	—	—	—	6,789	138,289

(1)	For 2014, the amounts in this column reflect what Ben Franklin Financial, Inc. or Ben Franklin Bank of Illinois paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. A break-down of the various elements of compensation in this column is set forth in the following table:

Name	Board Fees ($)	Paid Out Vacation ($)	ESOP Awards ($)	Total All Other Compensation ($)
C. Steven Sjogren	10,500	—	1,953	12,453

Steven D. Olson	8,400	—	—	8,400

Glen A. Miller	—	7,284	1,895	9,179

Robin L. Jenkins	—	—	2,038	2,038

Employment Agreements. Ben Franklin Bank entered into similar employment agreements with each of Messrs. Sjogren and Miller, which were last amended in 2008. Each of these agreements had an initial term of 36 months, subject to annual renewal after a comprehensive performance evaluation and decision to renew by the Board of Directors of Ben Franklin Bank. Under the agreements, the 2014 rate of base salary for each of Messrs. Sjogren and Miller is $105,000 and $121,134, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee retirement and fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Ben Franklin Bank is designated as being “in troubled condition.” Consequently, the Bank is subject to the requirements of the “golden parachute” regulations of the Federal Deposit Insurance Corporation under 12 C.F.R. Part 359. As a result, Ben Franklin Bank is prohibited from entering into, renewing, extending or revising any contractual arrangement relating to compensation or benefits for any senior executive officer or director of Old Ben Franklin or Ben Franklin Bank, unless Old Ben Franklin or Ben Franklin Bank, as applicable, first provides the applicable regulatory authority (for Old Ben Franklin, the Federal Reserve Board, and for Ben Franklin Bank, the OCC), with not less than 30 days prior written notice of the proposed compensation arrangement. Moreover, the Boards of Old Ben Franklin and Ben Franklin Bank must ensure that the contract, agreement or arrangement complies with the requirements of the golden parachute regulations. Prior to entering into the Consent Order, the employment agreements were last renewed in March 2012 and have not been renewed since the receipt of the Consent Order. Accordingly, the employment agreements have expired pursuant to their terms on March 1, 2015.

Employee Stock Ownership Plan. Ben Franklin Bank of Illinois maintains the Employee stock Ownership Plan (the “ESOP”), a tax-qualified defined contribution plan whereby the plan assets are currently invested primarily in the common stock of Ben Franklin Financial, Inc. Employees who are at least 21 years old, who have at least one year of employment with Ben Franklin Bank are eligible to participate. In connection with the completion of the conversion, the ESOP purchased 27,333 of the total number of shares of Ben Franklin Financial, Inc. common stock issued in the offering. The ESOP funded its stock purchase with a loan from Ben Franklin Financial, Inc. equal to the aggregate purchase price of the common stock. The loan is repaid principally through Ben Franklin Bank’s contributions to the ESOP and any dividends paid on the common stock held by the ESOP over the 20-year loan term. The interest rate for the ESOP loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal, initially set at 3.25%. Thereafter, the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

Shares released from the suspense account are allocated among participants’ accounts on the basis of their compensation earned in the year of allocation compared to the total compensation earned by all active participants. Benefits under the plan will become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service. Participants’ interest in their accounts under the plan also fully vest in the event of termination of service due to the participants’ normal retirement, death, disability, upon a change in control (as defined in the plan), or due to the participant’s death or disability while performing qualified military service. Vested benefits will be payable generally upon the participants’ termination of service with Ben Franklin Bank, and will be paid in the form of Old Ben Franklin common stock before the conversion and New Ben Franklin after the conversion, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of common stock.

The employee stock ownership plan permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that had not vested as of December 31, 2014 for each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
C. Steven Sjogren	8,548	—	26.28	4/17/2018	—	—
Glen A. Miller	6,055	—	26.28	4/17/2018	—	—
Robin L. Jenkins	3,918	—	26.28	4/17/2018	—	—

Our stockholders approved the equity incentive plan at our 2008 special meeting of stockholders. The purpose of the plan is to provide our officers, employees and directors with additional incentives to promote our growth and performance.

The plan authorizes the issuance of up to 48,473 shares of our common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. No more than 13,849 shares may be issued as restricted stock awards, and no more than 34,624 shares may be issued pursuant to the exercise of stock options and stock appreciation rights. At December 31, 2014, 5,458 shares remain in the plan to be issued as restricted stock and 1,569 shares remain in the plan to be issued as stock options and stock appreciation rights. Employees, directors and advisory directors of Old Ben Franklin before the conversion and New Ben Franklin after the conversion or its subsidiaries are eligible to receive awards under the plan.

Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards.

Unless the committee administering the plan determines otherwise, no award under the plan will vest at an overall rate in excess of 20% per year beginning from the date of grant of the award; however, in the event of an award recipient’s death, disability or involuntary termination of service following a change in control, all unvested awards granted to such person will fully vest.

Director Compensation

The following table sets forth for the fiscal year ended December 31, 2014 certain information as to the total remuneration we paid to our directors other than to our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “Executive Officer Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)		Total ($)
Robert E. DeCelles	11,250	—	—	—		11,250
Bernadine V. Dziedzic	10,500	—	—	59,604	(3)	70,104
James M. Reninger	13,325	—	—	—		13,325
Nicholas J. Raino	12,975	—	—	—		12,975
David R. Stafseth(4)	4,200	—	—	—		4,200
Mary Beth Stull(5)	2,100	—	—	—		2,100

(1)	Each of Messrs. DeCelles, Reninger and Raino has 1,731 stock options that are exercisable. Ms. Dziedzic has 2,244 stock options that are fully exercisable. Each director’s stock options will expire on April 17, 2018 if not exercised.
(2)	No director received perquisites or personal benefits that exceeded $10,000.
(3)	Ms. Dziedzic is also an employee. The amount in this column represents base salary of $58,720 and an allocation under the employee stock ownership plan of $884 for the year ended December 31, 2014.
(4)	Director Stafseth was appointed to the Board of Directors of Ben Franklin Financial, Inc. on January 22, 2015.
(5)	Director Stull was appointed to the Board of Directors of Ben Franklin Financial, Inc. on March 25 2015.

Director Fees

Ben Franklin Bank pays each director a fee of $700 for each meeting attended and a fee of $125 for each committee meeting attended. Fees for the chairman of the audit committee and for all other committee chairman are $300 and $200, respectively, for each meeting. Ben Franklin Financial, Inc. does not pay any meeting or committee fees. Employee directors do not receive fees for committee meetings attended but do receive fees for board meetings attended.

Proposal II — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of Ben Franklin Financial, Inc. has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the year ending December 31, 2015, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Crowe Horwath LLP for the year ending December 31, 2015. A representative of Crowe Horwath LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Crowe Horwath LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Ben Franklin Financial, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the years ended December 31, 2014 and December 31, 2013.

	2014	2013
Audit fees	$305,950	$45,000
Tax fees.	$20,800	$7,800
All other fees	$—	—

(1)	For fiscal 2014, includes services rendered in connection with the mutual-to-stock conversion and related stock offering.

Audit Fees. The aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements were $110,000 and $45,000 during the years ended December 31, 2014 and 2013, respectively, and an additional $195,950 during the year ended December 31, 2014 related to our mutual-to-stock conversion.

Audit Related Fees. There were no audit-related fees for the years ended December 31, 2014 and 2013.

Tax Fees. The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $8,000 and $8,000 during the years ended December 31, 2014 and 2013, respectively, and an additional $12,800 during the year ended December 31, 2014 related to our mutual-to-stock conversion.

All Other Fees. There were no fees billed to us during the years ended December 31, 2014 and 2013 that are not described above.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered, is compatible with maintaining the independence of Crowe Horwath LLP. The Audit Committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public accounting firm.

The Audit Committee has adopted a pre-approval policy, and pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for us by Crowe Horwath LLP, subject to the de minimum exceptions for non-audit services described in Section 10A(i)1)(B) of the Securities Exchange Act of 1934, as, which are approved by the Audit Committee prior to the completion of the audit. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Crowe Horwath LLP.

The Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as independent registered public accounting firm for the year ending December 31, 2015.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2016 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Ben Franklin Financial, Inc.’s executive office, 830 East Kensington Road, Arlington Heights, Illinois 60004, no later than January 2, 2016, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2016 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to be considered at our 2016 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder proposal to take action at such meeting or a director nomination must be delivered or mailed to and received by the Secretary at our executive office notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Ben Franklin Financial, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Ben Franklin Financial, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of Ben Franklin Financial, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws or Ben Franklin Financial, Inc.; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the books of Ben Franklin Financial, Inc., and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Ben Franklin Financial, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Ben Franklin Financial, Inc. Ben Franklin Financial, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Ben Franklin Financial, Inc. may solicit proxies personally or by telephone without additional compensation.

A COPY OF BEN FRANKLIN FINANCIAL INC.’S 2014 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, 830 EAST KENSINGTON ROAD, ARLINGTON HEIGHTS, ILLINOIS 60004 OR BY CALLING (847) 398-0990.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Ben Franklin Financial, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2014 Annual Report to Stockholders are each available on the Internet at www.RRDEZProxy.com/2015/benfranklin.

BY ORDER OF THE BOARD OF DIRECTORS

Bernadine V. Dziedzic

Corporate Secretary

Arlington Heights, Illinois

May 1, 2015

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” each nominee and “FOR” proposal 2.

1.	Election of Directors:		For	Withhold		For	Withhold		For	Withhold
	01 -	C. Steven Sjogren (three years)	☐	☐	02 - James M. Reninger (three years)	☐	☐	03 - David R. Stafseth (two years)	☐	☐

	04 -	Mary Beth Stull	☐	☐
(one year)

		For	Against	Abstain

2.	The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

BEN FRANKLIN FINANCIAL, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE

ANNUAL MEETING OF STOCKHOLDERS, AND THE 2014 ANNUAL REPORT TO STOCKHOLDERS ARE

EACH AVAILABLE ON THE INTERNET AT

www.RRDEZProxy.com/2015/benfranklin.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — BEN FRANKLIN FINANCIAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 27, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the main office of Ben Franklin Bank of Illinois located at 830 East Kensington Road, Arlington Heights, Illinois 60004 on May 27, 2015, at 10:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as set forth below:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF NOMINEE AND PROPOSAL 2 ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Each stockholder, whether he or she plans to attend the Meeting, is requested to sign, date and return the proxy card without delay in the enclosed postage-paid envelope. Any proxy given by the stockholder maybe revoked at any time before it is exercised. This proxy may be revoked by sending written notice to the Secretary of Ben Franklin Financial, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. Should the undersigned be present and elect to vote in person at the Annual Meeting or at any adjournment thereof, and after notification to the Secretary of Ben Franklin Financial, Inc. at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated May 1, 2015 and the 2014 Annual Report to Stockholders.

Please complete and date this proxy and return it promptly in the enclosed postage prepaid envelope.

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

Please note that the last vote received from a stockholder will be the vote counted.